EXHIBIT 10.7


                TERMINATION OF LEASE, RELEASE, HOLD HARMLESS AND
                            INDEMNIFICATION AGREEMENT


         This agreement (the "Agreement"), dated June 30, 2006, between Carolina Medical, Inc., a Minnesota corporation ("CMI") and King Investment Partners, a North Carolina partnership ("KIP").

         WHEREAS, CMI and KIP are parties to a Commercial Lease Agreement for the premises located at 157 Industrial Drive, King, North Carolina 27021 (the "Premises") dated May 1, 2003 (the "Lease");

         WHEREAS, CMI has given KIP written notice of termination of the Lease;

         WHEREAS, the Premises and adjacent areas are or may be subject to potential environmental contamination and associated liability related to activities which occurred prior to the date of the Lease (the "Potential Liabilities"); and

         WHEREAS, KIP wishes to terminate the Lease prior to the end of the 90-day notice period required by the Lease and enter into a new lease for the Premises with Braemar, Inc., a North Carolina corporation, an executed copy of which is attached hereto and incorporated herein by reference as Exhibit A, and CMI is willing to terminate the Lease as of June 30, 2006 (the "Effective Date").

         NOW THEREFORE, in consideration of and reliance upon the mutual representations, warranties and agreements contained herein, the parties hereto agree as follows:

         1. TERMINATION OF LEASE. CMI and KIP hereby agree that the Lease shall be terminated and of no further force and effect on the Effective Date.

         2. PAYMENT BY CMI. In consideration for the early termination of the Lease and the undertakings by KIP herein, CMI shall pay to KIP on the Effective Date $45,000, such payment to be made by delivery of a check payable to the order of KIP.

         3. RELEASE, HOLD HARMLESS AND INDEMNIFICATION. For itself, its successors and assigns and Affiliates (as hereinafter defined), KIP and its successors and assigns, including any successor and assign of the Premises (collectively, the "KIP Releasors"), hereby release and acknowledge full and complete satisfaction of any and all past, present or future claims, demands, debts, liabilities, accounts, obligations, and causes of action of every kind and nature whatsoever, whether known or unknown, that the KIP Releasors or any of them may have against CMI and its Affiliates and successors and assigns (collectively, the "CMI Releasees") for, or with respect to, the Lease and the Potential Liabilities.

         In connection with the foregoing release, the KIP Releasors hereby indemnify and hold harmless the CMI Releasees and any of them from and against any and all losses, liabilities,


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damages, injuries, penalties, fines, costs, expenses and claims of any and every kind whatsoever (including attorney's fees and costs), whether known or unknown, asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601 ET SEQ. (CERCLA), as amended, from time to time and regulations promulgated thereunder, any so-called state or local "Super Fund" or "Super Lien" law, or any other federal, state or local statute, law or ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous substance, hazardous material, pollutant, contaminant or waste paid, incurred or suffered by, or asserted against, the CMI Releasees or any of them as a result of any claim, demand or judicial or administrative action by any person or entity (including governmental or private entities) for, or with respect to, the Potential Liabilities.

         "Affiliates" of a specified person shall mean any shareholder, partner, officer or director of the person specified or any other person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

         4. ENTIRE AGREEMENT. This Agreement and the new lease, Exhibit A, represent the entire agreements of the parties hereto with respect to the subject matter hereof, superseding all prior agreements, understandings, discussions, negotiations and comments of any kind relating to the subject matter hereof.

         5. EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall take and together constitute but one and the same Agreement.

         6. APPLICABLE LAW. The validity of this Agreement, the construction and interpretation and enforcement hereof and the rights of the parties hereto shall be determined under, governed by and construed in accordance with the internal laws of the state of North Carolina without giving affect to conflict of laws and principles thereof.


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         IN WITNESS WHEREOF, this Agreement and the New Lease have been duly executed and delivered by each of the undersigned as of the date first above written.

CAROLINA MEDICAL, INC.                 KING INVESTMENT PARTNERS


By   /s/                               By    /s/ Diane B. Lackey
     -----------------------------           -----------------------------------
Its: President                         Title:Partner
     -----------------------------           -----------------------------------

                                       KING INVESTMENT PARTNERS

                                       FOR:  CHARLES A. BAREFOOT BY PERMISSION
                                       By    /s/ Diane B. Lackey
                                             -----------------------------------
                                       Title:Partner
                                             -----------------------------------

                                       FOR:  MARY ELLA BAREFOOT BY PERMISSION
                                       By    /s/ Diane B. Lackey
                                             -----------------------------------
                                       Title:Partner
                                             -----------------------------------

                                       KING INVESTMENT PARTNERS

                                       FOR:  C. ROGER JONES BY PERMISSION
                                       By    /s/ Diane B. Lackey
                                             -----------------------------------
                                       Title:Partner
                                             -----------------------------------

                                       FOR:  MELBA S. JONES BY PERMISSION
                                       By    /s/ Diane B. Lackey
                                             -----------------------------------
                                       Title:Partner
                                             -----------------------------------

                                       KING INVESTMENT PARTNERS

                                       FOR:  RONALD E. HILEMAN BY PERMISSION
                                       By    /s/ Diane B. Lackey
                                             -----------------------------------
                                       Title:Partner
                                             -----------------------------------

                                       FOR:  HOLLY E. HILEMAN BY PERMISSION
                                       By    /s/ Diane B. Lackey
                                             -----------------------------------
                                       Title:Partner
                                             -----------------------------------

                                       KING INVESTMENT PARTNERS

                                       Dennard Estate
                                       By         N/A
                                             -----------------------------------
                                       Title:Legal Representative